EXHIBIT 99.1
February 2011
To Our Shareholders:
It has been quite some time since we have been able to share positive news with you about the financial performance of your company—so I am pleased to report that Fentura, and each of the subsidiary banks, achieved a profit during the fourth quarter of 2010. For the quarter, Fentura reported a profit of $214,000 or $0.09 per diluted share; a substantial improvement over the operating losses reported in the first, second and third quarters of the year. Additionally, the performance for the quarter reflects marked improvement over the fourth quarter of 2009 on an operating pre-tax basis. On a pre-tax basis, the fourth quarter of 2010 reflects a $2,393,000 improvement in the pre-tax operating income over the same quarter of the prior year. In December of 2009, a change in federal income tax regulation allowed Fentura to realize the benefit of an extended tax loss carry back, resulting in a $3,658,000 tax benefit for the quarter.
The quarterly financial performance improvement as compared to each of the prior four quarters is primarily a result of a substantial reduction in the provision for loan losses. After 14 consecutive quarters of extraordinarily high loan loss provision expense, (due to the impact of the economy on many of our borrowers), we were able to reduce the provision expense for the fourth quarter of 2010 and still maintain an adequate reserve for loan losses. Clearly, we are beginning to achieve improvement in asset quality ratios as our bankers continue to successfully address problem loan situations through restructuring and upgrading loans, and working with borrowers to liquidate assets or collateral to reduce problem loans. We are also seeing signs of stabilization of real estate collateral values. So it is with a sense of guarded optimism that we anticipate further improvement in our performance as the economy continues to strengthen.
Non-interest income of $1,381,000 reflects a 22% increase over the $1,130,000 reported for the fourth quarter of last year, as increases in residential mortgage gains and wealth management income more than offset a decline in deposit related service charge fee income. Our bankers continue to exercise good stewardship in controlling and reducing overhead and operating expenses, as total non interest expense of $3,305,000 declined $594,000 from the level reported for the fourth quarter of 2009.

On a year-to-date basis, Fentura reported an operating loss of $5,385,000 or $2.37 per diluted share which is a substantial improvement over the $16,980,000 or $7.70 per diluted share loss reported for 2009. The substantial improvement was primarily a result of elevated provision for loan loss expense in 2009; for both continuing operations and discontinued operations. For the year, the net interest margin improved 22 basis points from 3.50% in 2009 to 3.72% in 2010. Aggressive relationship management pricing by our lenders and retail bankers was the primary cause for the improvement.
At year-end 2010, assets totaled $424,228,000, a $97,851,000 decrease from the prior year. Approximately half of the decline resulted from the sale of Davison State Bank with the remaining portion a result of the banks managing to lower loan and deposit levels to maintain appropriate capital ratios. At year-end, both banks were adequately capitalized as measured against regulatory standards.
During the second quarter of 2010, we reported that Fentura had entered into an agreement to sell West Michigan Community Bank to a group of private investors. The sale of the bank was completed January 31, 2011. The financial results for West Michigan Community Bank are reported at year-end 2010 as discontinued operations, net of tax for income reporting purposes. The sale resulted in an approximate $750,000 gain on sale, which will be accounted for in the first quarter 2011 results. As reported previously, the sale benefits both Fentura Financial, Inc. and The State Bank. Effective with the sale, the pro forma Fentura Tier 1 capital leverage ratio improved 36% to approximately 6.7%. Additionally, it is expected that during the first quarter of 2011, Fentura will be able to downstream proceeds connected with the sale to further strengthen the capital position of The State Bank.
Just prior to year-end 2010, the Boards of Directors of The State Bank appointed Ronald Justice President and Chief Operating Officer. Most recently, Ron served as President and CEO of West Michigan Community Bank. He began his career with The State Bank in 1985 and served in various banking capacities prior to his West Michigan appointment. Ron will serve on the board of The State Bank and he is expected to again become very active in community and civic activities.
I hope you detected the note of optimism that this shareholder letter is intended to provide. Your company has gone through a very difficult period starting in the third quarter of 2007. The impact from the collapse of the housing industry in 2007, the partial meltdown of the financial industry in 2008, the contraction of the auto industry and the dramatic drop in real estate values all had a staggering impact on our banks. Our decision to shrink the company through divestitures and other internal measures now appears to have been a very effective survival strategy; as the company’s financial performance is improving and the capital position at both Fentura and The State Bank are at their highest levels since the recession first started.
We deeply appreciate your continued support as we look forward; anticipating further performance improvement in 2011 and beyond.
Sincerely,
Donald L. Grill
President & CEO

Fentura Financial Inc.
Consolidated Statement of Condition
(000’s omitted except per share data)
Unaudited

	December 30,
	2010	2009
ASSETS
Cash and due from banks	$11,592	$15,490
Federal Funds Sold	21,900	16,150

Total cash and cash equivalents	33,492	31,640

Securities available for sale, at fair value	41,875	33,939
Securities held to maturity (fair value of $4,383 at December 31, 2010 and $5,492 at December 31, 2009)	4,350	5,455

Total securities	46,225	39,394

Loans held for sale	850	229

Commercial loans	150,179	164,163
Construction loans	9,597	21,904
Real estate loans	19,046	23,681
Consumer loans	29,153	32,302

Total loans	207,975	242,050
Less: Allowance for loan losses	(10,027)	(8,589)

Net loans	197,948	233,461

Bank premises and equipment	10,335	10,994
Accrued interest receivable	1,050	1,289
Bank-owned life insurance	5,800	5,947
Assets of discontinued operations	122,968	188,006
Other assets	5,560	11,119

Total assets	$424,228	$522,079

LIABILITIES

Noninterest bearing deposits	$55,044	$53,113
Interest bearing deposits	220,933	258,438

Total deposits	275,977	311,551

Short-term borrowings	879	164
Other borrowings	954	981

Subordinated debt	14,000	14,000

Liabilities of discontinued operations	113,321	171,758

Accrued taxes, interest and other liabilities	3,042	3,093

Total liabilities	408,173	501,547

Common stock — 2,308,765 issued (2,248,553 in 2009)	43,036	42,913
Retained deficit	(27,042)	(21,657)
Accumulated other comprehensive income (loss)	61	(724)

Total stockholders’ equity	16,055	20,532

Total liabilities and stockholders’ equity	$424,228	$522,079

Fentura Financial Inc.
Consolidated Statement of Income
(000’s omitted except per share data)
Unaudited

	Three Months Ended December 31,
	2010	2009
INTEREST INCOME

Interest and fees on loans	$3,291	$3,801
Interest and dividends on securities:
Taxable	213	246
Tax-exempt	45	113
Interest on short-term securities	8	2

Total interest income	3,557	4,162

INTEREST EXPENSE
Deposits	856	1,303
Borrowings	132	129

Total interest expense	988	1,432

NET INTEREST INCOME	2,569	2,730
Provision for loan losses	700	2,409

Net interest income after provision for loan losses	1,869	321

NONINTEREST INCOME
Service charges on deposit accounts	320	472
Trust and investment services income	260	178
Gain on sale of loans	283	141
Other operating income	518	339

Total noninterest income	1,381	1,130

NONINTEREST EXPENSE
Salaries and benefits	1,600	1,480
Occupancy of bank premises	284	306
Equipment expense	297	340
Loss on equity impairment	—	—
Other operating expenses	1,124	1,773

Total noninterest expense	3,305	3,899

NET INCOME (LOSS) BEFORE TAXES FROM CONTINUING OPERATIONS	(55)	(2,448)
Federal income taxes (benefit)	106	(3,658)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(161)	1,210

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	375	(320)

NET INCOME (LOSS)	$214	$890

Per share amounts:
INCOME (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.07)	$0.54
Diluted	$(0.07)	$0.54

NET INCOME (LOSS) PER SHARE:
Basic	$0.09	$(0.40)
Diluted	$0.09	$(0.40)
Fentura Financial Inc.
Consolidated Statement of Income
(000’s omitted except per share data)
Unaudited

	Twelve Months Ended December 31,
	2010	2009
INTEREST INCOME

Interest and fees on loans	$13,874	$16,239
Interest and dividends on securities:
Taxable	881	1,173
Tax-exempt	295	474
Interest on short-term securities	27	3

Total interest income	15,077	17,889

INTEREST EXPENSE
Deposits	4,032	6,230
Borrowings	520	695

Total interest expense	4,552	6,925

NET INTEREST INCOME	10,525	10,964
Provision for loan losses	6,934	11,040

Net interest income (loss) after provision for loan losses	3,591	(76)

NONINTEREST INCOME
Service charges on deposit accounts	1,445	1,726
Trust and investment services income	915	919
Gain on sale of loans	701	744
Other operating income	1,709	1
Loss on equity investment	—	(1,360)

Total noninterest income	4,770	2,030

NONINTEREST EXPENSE
Salaries and benefits	6,387	6,650
Occupancy of bank premises	1,225	1,326
Equipment expense	1,265	1,339
Loss on equity impairment	—	200
Other operating expenses	4,389	4,537

Total noninterest expense	13,266	14,052

NET INCOME (LOSS) BEFORE TAXES	(4,905)	(12,098)

Federal income taxes (benefit)	(22)	221

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,883)	(12,319)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(502)	(4,661)

NET INCOME (LOSS)	$(5,385)	$(16,980)

Per share amounts:
INCOME (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(2.15)	$(5.59)
Diluted	$(2.15)	$(5.59)

NET INCOME (LOSS) PER SHARE:
Basic	$(2.37)	$(7.70)
Diluted	$(2.37)	$(7.70)
Financial Highlights
$ in thousands except per share data
Unaudited

	December 30,
	2010	2009	%Change

Net Income	$(5,385)	$(16,980)%	(68.29)%
Return on average total equity	(28.52)	(61.18)%	(53.38)%
Return on average assets	(1.15)	(3.02)%	(61.92)%
Net interest margin	3.72	3.50%	6.29%
Efficiency ratio	86.73	108.14	19.80%

Per Common Share:
Net Income(Loss) — basic	($2.37)	($7.70)	(69.22)%
Net Income(Loss) — diluted	($2.37)	($7.70)	(69.22)%
Book value	$6.95	$9.13	(23.88)%
Market price (last trade)	$1.75	$1.36	28.68%
Forward Looking Statements
This discussion contains forward looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Corporation itself. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”), which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecast in such forward looking statements. The Corporation undertakes no obligation to update, amend or clarify forward looking statements as a result of new information, future events, or otherwise.
Future factors that could cause a difference between an ultimate actual outcome and a preceding forward looking statement include, but are not limited to, changes in interest rate and interest rate relationships, demands for products and service, the degree of competition by traditional and non-traditional competitors, changes in banking laws or regulations, changes in tax laws, changes in prices, the impact of technological advances, government and regulatory policy changes, the outcome of pending and future litigation and contingencies, trends in customer behavior as well as their ability to repay loans, and the local and national economy.

Fentura Financial Inc.
Consolidated Balance Sheets
(Dollars in thousands)
UNAUDITED

	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2010	2010	2010	2010	2009
ASSETS

Cash and cash equivalents
Cash and due from banks	$11,592	$12,804	$13,119	$13,385	$15,490
Short term investments	21,900	30,950	21,900	15,150	16,150

Total cash & cash equivalents	33,492	43,754	35,019	28,535	31,640

Securities:
Securities available for sale	41,875	38,141	27,925	31,981	33,939
Securities held to maturity	4,350	4,481	4,702	5,453	5,455

Total securities	46,225	42,622	32,627	37,434	39,394

Loans held for sale	850	1,877	1,386	1,046	229
Loans:
Commercial	150,179	155,875	163,069	167,177	164,163
Real estate — construction	9,597	10,807	12,391	14,363	21,904
Real estate — mortgage	19,046	20,136	21,079	21,958	23,681
Consumer	29,153	30,341	30,424	31,110	32,302

Total loans	207,975	217,159	226,963	234,608	242,050

Less: Allowance for loan losses	(10,027)	(11,456)	(10,610)	(9,686)	(8,589)

Net loans	197,948	205,703	216,353	224,922	233,461

Bank owned life insurance	5,800	5,764	6,024	5,985	5,947
Bank premises and equipment	10,335	10,490	10,651	10,818	10,994
Federal Home Loan Bank stock	740	806	806	806	806
Accrued interest receivable	1,050	1,036	1,154	1,386	1,289
Acquisition intangibles	—	—	—	—	—
Other Real Estate Owned	2,742	3,920	3,851	4,452	3,761
Assets of discontinued operations	122,968	130,996	139,053	184,543	188,006
Other assets	2,078	2,411	8,365	9,067	6,552

TOTAL ASSETS	$424,228	$449,379	$455,289	$508,994	$522,079

LIABILITIES & SHAREHOLDERS’ EQUITY

LIABILITIES
Deposits:
Non-interest bearing deposits	55,044	54,555	56,097	53,529	53,113
Interest bearing deposits	220,933	239,172	232,523	245,360	258,438

Total deposits	275,977	293,727	288,620	298,889	311,551

Short-term borrowings	879	116	10	67	164
Federal Home Loan Bank Advances	954	954	954	981	981
Subordinated debentures	14,000	14,000	14,000	14,000	14,000
Liabilities of discontinued operations	113,321	121,659	129,579	171,910	171,758
Accrued interest, taxes & other liabilities	3,042	2,851	4,231	2,904	3,093

Total liabilities	408,173	433,307	437,394	488,751	501,547

STOCKHOLDERS’ EQUITY
Common stock — no par value 5,000,000 shares authorized	43,036	43,002	42,974	42,945	42,913
Retained earnings	(27,042)	(27,257)	(24,920)	(22,140)	(21,657)
Accumulated other comprehensive income (loss)	61	327	(159)	(562)	(724)

Total stockholders’ equity	16,055	16,072	17,895	20,243	20,532

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$424,228	$449,379	$455,289	$508,994	$522,079

Common stock shares issued & outstanding	2,272,065	2,289,912	2,276,441	2,267,135	2,205,419

Asset Quality Ratios:
Non-Performing Loans as a % of Total Loans	6.61%	6.35%	6.46%	6.06%	5.45%
Allowance for Loan Losses as a % of Non-Performing Loans	72.62%	82.32%	71.93%	67.73%	65.01%
Accruing Loans Past Due 90 Days More to Total Loans	0.06%	0.00%	0.73%	0.17%	0.13%
Non-Performing Assets as a % of Total Assets	4.10%	4.10%	4.41%	4.07%	3.77%

Quarterly Average Balances:
Total Loans	203,277	224,170	232,237	240,828	254,810
Total Earning Assets	270,867	290,127	255,044	294,175	311,418
Total Shareholders’ Equity	16,713	18,260	19,870	20,750	20,281
Total Assets	432,033	457,986	477,761	513,830	530,250
Diluted Shares Outstanding	2,291,629	2,277,406	2,276,441	2,249,917	2,226,745

Fentura Financial Inc.
Consolidated Income Statements
(Dollars in thousands, except per share data)
UNAUDITED

	Three Months ended					Twelve months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
(prior periods restated with out DSB and WMCB)	2010	2010	2010	2010	2009	2010	2009
Interest income:
Interest & fees on loans	$3,291	$3,453	$3,538	$3,592	$3,801	$13,874	$16,239
Interest & dividends on securities:
Taxable	213	224	219	225	246	881	1,173
Tax-exempt	45	46	92	112	113	295	474
Interest on federal funds sold	8	9	7	3	2	27	3

Total interest income	3,557	3,732	3,856	3,932	4,162	15,077	17,889

Interest expense:
Deposits	856	985	1,057	1,134	1,303	4,032	6,230
Borrowings	132	135	127	126	129	520	695

Total interest expense	988	1,120	1,184	1,260	1,432	4,552	6,925

Net interest income	2,569	2,612	2,672	2,672	2,730	10,525	10,964
Provision for loan losses	700	2,650	2,449	1,135	2,409	6,934	11,040
Net interest income after provision for loan losses	1,869	(38)	223	1,537	321	3,591	(76)

Non-interest income:
Service charges on deposit accounts	320	341	359	425	472	1,445	1,726
Gain on sale of mortgage loans	283	214	123	81	140	701	744
Trust & investment services income	260	192	194	269	178	915	919
Gain (Loss) on sale of securities	(23)	—	71	—	—	48	—
Other than temporary impairment loss	—	(307)	—	—	(79)	(307)	(288)
Income (Loss) on Equity Investment	—	—	—	—	—	—	(1,360)
Other income and fees	541	498	589	340	419	1,968	289

Total non-interest income	1,381	938	1,336	1,115	1,130	4,770	2,030

Non-interest expense:
Salaries & employee benefits	1,600	1,573	1,595	1,619	1,480	6,387	6,650
Occupancy	284	309	311	321	306	1,225	1,326
Furniture and equipment	297	340	322	306	340	1,265	1,339
Loan and collection	338	296	272	373	981	1,279	2,559
Advertising and promotional	12	22	41	26	16	101	121
Loss on Equity Impairment	—	—	—	—	9	—	200
Other operating expenses	774	765	837	633	767	3,009	1,857

Total non-interest expense	3,305	3,305	3,378	3,278	3,899	13,266	14,052

Income (loss) from continuing operations before income tax	(55)	(2,405)	(1,819)	(626)	(2,448)	(4,905)	(12,098)
Federal income taxes (benefit)	106	(235)	421	(314)	(3,658)	(22)	221
Net income (loss) from continuing operations	(161)	(2,170)	(2,240)	(312)	1,210	(4,883)	(12,319)
Net Income (loss) from discontinued operations, net of tax	375	(165)	(541)	(171)	(320)	(502)	(4,661)

Net Income (loss)	$214	$(2,335)	$(2,781)	$(483)	$890	$(5,385)	$(16,980)

Net Income (Loss) per share from continuing operations:
Basic and diluted earnings	$(0.07)	$(0.95)	$(0.99)	$(0.14)	$0.54	$(2.15)	$(5.59)

Net Income (Loss) per share from discontinued operations:
Basic and diluted earnings	$0.16	$(0.07)	$(0.23)	$(0.08)	$(0.14)	$(0.22)	(2.11)

Net Income (Loss) per share:
Basic and diluted earnings	$0.09	$(1.02)	$(1.22)	$(0.22)	$0.40	$(2.37)	$(7.70)

Performance Ratios:
Return on Average Assets	0.05%	-0.51%	-0.58%	-0.09%	0.17%	-1.15%	-3.02%
Return on Average Equity	1.28%	-12.79%	-14.00%	-2.33%	4.39%	-28.52%	-61.18%
Net Interest Margin (FTE)	3.66%	3.62%	3.76%	3.78%	3.57%	3.72%	3.50%
Book Value Per Share	$6.95	$7.02	$7.86	$8.93	$9.13	$6.95	$9.13
Net Charge-offs	2,095	2,095	1,908	178	7,278	5,496	9,779
Ratio of Net charge-offs to Gross Loans	1.01%	0.96%	0.84%	0.08%	3.01%	2.53%	4.04%
Average QTD/YTD Shares Outstanding	2,291,628.50	2,277,406.14	2,268,791.19	2,249,916.95	2,226,715.47	2,272,064.96	2,205,419.46